UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]     Preliminary Information Statement

[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

[X]     Definitive Information Statement

ADVANCED VENTURES CORP.
(Name of Registrant as Specified in Charter)

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[ ]     Fee paid previously with preliminary materials.

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ADVANCED VENTURES CORP.
Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street
Yuen Long, NT, Hong Kong
Telephone: +86 18676364411

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Regulation 14C
of the Securities Exchange Act of 1934

December 9, 2013

To the Stockholders of Advanced Ventures Corp.:

Notice is hereby given to holders of common stock, par value USD$0.0001 per share of Advanced Ventures Corp. (the "Company"), a Delaware corporation, of record at the close of business on the record date, November 21, 2013, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. This Information Statement is being furnished to such stockholders for the purpose of informing the stockholders in regards to the proposed amendment to the Company's certificate of incorporation (the "Certificate of Incorporation") to change the Company's name to "Gold Union Inc.".

Please note that this is not a request for your vote or a proxy statement, but rather an Information Statement designed to inform you of the amendments to our Certificate of Incorporation.

We are not asking you for a proxy and you are requested not to send us a proxy.

SUMMARY OF PROPOSED AMENDMENT AND RELEVANT DATES

On November 19, 2013 our Board of Directors unanimously approved the amendment to our Certificate of Incorporation ("Certificate Amendment") to change the Company's name to "Gold Union Inc.". Our Board of Directors has fixed the close of business on November 21, 2013 as the record date for the determination of stockholders who are entitled to receive this Information Statement. There were 163,134,500 shares of our common stock issued and outstanding on November 21, 2013.

Subsequent to our Board of Directors' approval of the amendment, on November 19, 2013, the holders of the majority of the outstanding shares of common stock of our Company as of the record date provided written consent to the Certificate Amendment to our Certificate of Incorporation. We will not file the Certificate Amendment to our Certificate of Incorporation until at least 20 days after the filing and mailing of this Information Statement in definitive form. We anticipate that the definitive Information Statement will be mailed on or about December 9, 2013 to all stockholders of record as of the record date, and that the definitive Information Statement will be filed with the SEC on the same date. We anticipate that the Certificate Amendment to our Certificate of Incorporation will be filed with the Delaware Secretary of State, and will become effective, on or about January 3, 2014.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

The name of our Company is currently Advanced Ventures Corp. By written consent dated November 19, 2013, our Board of Directors adopted a resolution approving the amendment of the Company's Certificate of Incorporation to change the name of the Company to "Gold Union Inc." (the "Name Change Amendment").

As of the record date of November 21, 2013, we had 163,134,500 shares of common stock issued and outstanding. Stockholder approval for the Name Change Amendment was obtained by written consent of stockholder owning 125,634,500 shares of our common stock, which represented approximately 77% of our issued and outstanding common shares on the record date.

The Name Change Amendment to our Company's Certificate of Incorporation in the form attached hereto as Appendix "A" will change the name of our Company to "Gold Union Inc." once filed with the Delaware Secretary of State.

Pursuant to the Name Change Amendment, Article "FIRST" of our Company's Certificate of Incorporation will be amended in its entirety to read as follows:

"The name of the Corporation shall be Gold Union Inc."

Purpose of the Name Change Amendment

We desire to change our name to Gold Union Inc. to more adequately reflect our intended business operations, which is expected to be trading of precious metal bullion. We intend to become involved in precious metal bullion trading primarily in the Asia Pacific region. We anticipate such business to be carried on through subsidiaries, which are expected to buy gold and silver bullion from refiners and subsequently sell the bullion to anticipated customers.

Effective Date

Under applicable federal securities laws the Name Change Amendment cannot be effective until at least 20 calendar days after this Information Statement is distributed to our stockholders. The Name Change Amendment will become effective upon filing with the Secretary of the State of Delaware. It is anticipated that the filing will take place on or around January 3, 2014, and at least 20 days must have passed after this Information Statement is mailed to our stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the record date, November 21, 2013, we had a total of 163,134,500 shares of common stock, US$0.0001 par value per share, issued and outstanding.

The following table sets forth, as of the record date of November 21, 2013, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(2)
Xu Fei Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	45,000,000	27.6%
Christino Rio Chief Executive Officer and Director Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	Nil	Nil
Benson Lim Chief Financial Officer and Director Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	937,500	(*)%
Brandon Low Chief Operating Officer and Director Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	Nil	Nil
Jareth Goh Director Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	Nil	Nil
Vincent Kim Director Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong	Nil	Nil
Directors and Executive Officers as a Group (5 people)	937,500	(*)%

Notes:

(*)     Less than 1%.

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)     Based on 163,134,500 shares of common stock issued and outstanding as of November 21, 2013.

DESCRIPTION OF THE COMPANY

We have acquired a patent for a catheter with an integral anchoring means which is to be secured to the outside of a human or other animal body by suturing, tying or taping to a tubular, depression-shaped anchor member that is integrally formed during manufacture with the forming of the catheter. The device operates by an anchoring means, which is secured to the outside of a human or other animal body by suturing, tying or taping to a tubular, depression-shaped anchor member that is integrally formed during manufacture with the forming of the catheter. To be effective a catheter with integral anchoring means must be easy to use and must be cost effective. Moreover, we believe that our catheter with integral anchoring means should greatly reduce bacterial growth. With the foregoing in mind, it would be greatly advantageous to provide a catheter with an integral anchoring means that overcomes these costs and housekeeping problems associated with previous anchoring means associated with a standard catheter.

Based on the patent we acquired, we believe that this apparatus will significantly reduce bacterial growth and infection. However, until we can successfully develop a prototype and test it, we cannot currently estimate the full extent of the benefits to be gained from this apparatus.

We intended to develop a working prototype for the patented technology, however, at this time we are considering other business opportunities that may bring quicker and greater value to our stockholder. Therefore, we intend to engage in the business of trading precious metal bullion. We intend to become involved in precious metal bullion trading primarily in the Asia Pacific region. We anticipate such business to be carried on through subsidiaries, which are expected to buy gold and silver bullion from refiners and subsequently sell the bullion to anticipated customers.

We were incorporated under the laws of the State of Delaware on July 6, 2010. On February 21, 2012, we filed a certificate of amendment of certificate of incorporation to increase the amount of authorized common shares from 200,000,000 to 300,000,000 and to effectuate a forward stock split of our issued and outstanding common shares on a basis of 15 for 1, effective as of March 7, 2012.

On March 27, 2012, we formed a wholly-owned subsidiary, Advanced Ventures (HK) Ltd., under the laws of the Hong Kong Special Administrative Region ("HK SAR") of the People's Republic of China ("PRC"). However, on November 1, 2013, we dissolved Advanced Ventures (HK) Ltd. which was inactive during its existence.

Our principal office is located at Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong. Our telephone number is +86 18676364411.

DISSENTER'S RIGHTS

The Company is a Delaware corporation and is governed by the Delaware General Corporation Law. No dissenters' or appraisal rights are available to stockholders under the Delaware General Corporation Law in connection with the Name Change Amendment.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holders or otherwise, with respect to the Name Change Amendment that is not shared by all other stockholders.

DELIVERY OF DOCUMENTS TO
SECURITY HOLDERS SHARING AN ADDRESS

One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of this Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at +86 18676364411 or by mail to our address at:

Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street
Yuen Long, NT, Hong Kong
Attention: The Chief Executive Officer.

ADDITIONAL INFORMATION

The Company files annual, quarterly and special reports and other information with the SEC. The periodic reports and other information that the Company has filed with the SEC, may be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC, U.S.A., 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

ADVANCED VENTURES CORP.

By:
     /s/ Christino Rio
    Christino Rio
    Chief Executive Officer and a Director

Appendix "A"

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

OF

ADVANCED VENTURES CORP.

(Pursuant to Section 242 of the Delaware General Corporation Law)

     Advanced Ventures Corp. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Certificate of Incorporation of the Corporation is amended by changing the Article thereof numbered "FIRST" so that, as amended, said Articles shall be and read as follows:

"The name of the Corporation shall be Gold Union Inc."

     SECOND: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the joint written consent of all of the members of the Board of Directors of the Corporation and the holders of a majority of the Corporation's issued and outstanding common stock pursuant to Section 141(f) and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by Christino Rio, its Chief Executive Officer on this ___ day of _________, 20__, and its Chief Executive Officer acknowledges that this Certificate of Amendment is the act and deed of the Corporation, and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

Name: Christino Rio
Title: Chief Executive Officer

__________